UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2019

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

Included herein is financial information related to Vectren Utility Holdings, Inc. (“VUHI”) and Southern Indiana Gas & Electric Company (“SIGECO”). SIGECO is a wholly-owned subsidiary of VUHI. VUHI is a wholly-owned subsidiary of Vectren Corporation (“Vectren”). On February 1, 2019, CenterPoint Energy, Inc. (“CenterPoint Energy”) completed its acquisition of Vectren, and Vectren became a wholly-owned subsidiary of CenterPoint Energy.

Exhibits 99.1 and 99.2 to this Current Report on Form 8-K includes audited financial statements for the years ended December 31, 2018 and 2017, for VUHI and SIGECO, respectively. These financial statements are not intended to comply with Regulation S-X or Regulation S-K.

Each of Exhibits 99.1 and 99.2 is furnished, not filed, pursuant to Item 7.01. Accordingly, none of the information will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, as amended, and the information in Exhibits 99.1 and 99.2 will not be incorporated by reference into any registration statement filed by CenterPoint Energy under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

Each of Exhibits 99.1 and 99.2 is furnished, not filed, pursuant to Item 7.01. Accordingly, none of the information will be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, as amended, and the information in Exhibits 99.1 and 99.2 will not be incorporated by reference into any registration statement filed by CenterPoint Energy under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference.

(d)	Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Reporting Package of Vectren Utility Holdings, Inc.

99.2	Reporting Package of Southern Indiana Gas & Electric Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: March 28, 2019	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer